Prospectus Supplement September 11, 1998*

IDS Global Balanced Fund (Dec. 30, 1997) S-6352 A (12/97)

The following paragraph replaces the paragraph on Ray Goodner under the "Portfolio manager" section of the prospectus:

Mike Ng began managing the bond portion of the Fund in July of 1998. He joined AEFC in 1994. He also is portfolio manager of IDS Life Global Yield Fund. Prior to joining AEFC, he was a fixed income analyst for the St. Paul Companies.

S-6352-11A (9/98)
*Valid until next prospectus update